Exhibit 23.1



               CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 14, 1995 incorporated by reference in United HealthCare
Corporation's Form 10-K for the year ended December 31, 1994 and to all references to our firm included in this Registration Statement.



                                   /s/ ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
May 26, 1995